UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22435
Kayne Anderson Energy Development Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: May 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.

Portfolio Activity

On April 18, 2011, we sold our investment in International Resource Partners LP (“IRP”) to James River Coal Company for cash proceeds of $95.0 million. An additional $6.3 million was placed in escrow pursuant to the terms of the purchase agreement pending the satisfaction of certain post-closing obligations or the expiration of certain time periods. As of May 31, 2011, we recorded a receivable of $7.1 million on our balance sheet, which reflects our estimated fair value of the escrow plus certain post-closing adjustments.

As previously disclosed, our goal is to redeploy a significant amount of the after-tax proceeds from the IRP sale into similarly structured private investments over the next twelve months. Pending such investments, we invested substantially all of the gross proceeds from the IRP sale in public MLPs and traded debt securities during the second half of the quarter. Any future private investments will be funded through the sale of portfolio securities.

In August 2011, we expect to make income tax payments of approximately $19 million. These tax payments are primarily associated with the sale of IRP and other non-recurring income. We intend to fund such tax payments primarily through the sale of portfolio securities.

Operating results at Direct Fuels Partners, L.P. (“Direct Fuels”) improved substantially during the quarter. Also during the quarter, Direct Fuels sold its biodiesel business. Proceeds from the sale, including the reduction in working capital needs, along with a cash tax refund related to 2010 biodiesel production, were used to repay approximately $11 million of debt. As a result, the partnership was able to amend its credit agreement to allow the payment of cash distributions to its preferred and common unit holders for the first time since the fourth quarter of 2009. Additionally, because of Direct Fuels’ reduced debt levels and improving operating results, we expect Direct Fuels to continue paying $0.45 per common unit for the remainder of 2011.

During the quarter, we began accruing interest on our first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructuring that was completed in January and substantially improved operating results, we now expect to be repaid the full face value plus accrued interest when the notes mature. Interest is paid-in-kind until their February 2012 maturity date. As of May 31, 2011, we valued the first lien notes at $11.1 million (face value) and our ProPetro common shares at $5.6 million. ProPetro is currently exploring strategic alternatives, which may result in a sale of all or a portion of its assets or businesses.

Results of Operations — For the Three Months Ended May 31, 2011

Investment Income.  Investment income totaled $5.3 million and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $4.1 million of cash dividends and distributions, of which $0.5 million was treated as a return of capital during the period. During fiscal 2010, we estimated the return of capital portion of cash distributions received from IRP to be $1.4 million; however, during the second quarter, we reduced this amount to zero in accordance with tax reporting information received from IRP.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

During the quarter, we received $1.7 million of interest income, of which $0.6 million was paid-in-kind interest from ProPetro. We also received $0.7 million of paid-in-kind dividends, of which $0.5 million was from VantaCore Partners LP. These paid-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $2.4 million, including $1.4 million of investment management fees; $0.5 million of interest expense and $0.5 million of other operating expenses. Interest expense included $0.1 million of amortization of debt issuance costs. Investment management fees were equal to an annual rate of 1.75% of average total assets.

Net Investment Income.  Our net investment income totaled $1.9 million and included a current income tax expense of $0.6 million and a deferred income tax expense of $0.4 million.

Net Realized Gains.  We had net realized gains from investments of $51.6 million, after taking into account a current income tax expense of $19.3 million and a deferred income tax expense of $9.4 million. The majority of the pre-tax gains of $80.3 million are attributable to the sale of IRP, for which we realized a gain of $73.9 million. As a result of the IRP sale, we expect to utilize all of our federal and state net operating losses and capital loss carry forwards and have therefore incurred a current income tax expense and related liability.

Net Change in Unrealized Losses.  We had net unrealized losses of $40.2 million. The net unrealized loss consisted of $63.0 million of unrealized losses from investments and a deferred income tax benefit of $22.8 million. Approximately $66.3 million of these unrealized losses are a result of the reversal of the unrealized gain attributable to IRP that was realized upon the sale of our investment during the quarter.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $13.3 million. This increase is composed of a net investment income of $1.9 million; net realized gains of $51.6 million; and net unrealized loss of $40.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$4.1
Paid-In-Kind Dividends and Distributions	0.7
Interest Income	1.0
Paid-In-Kind Interest and Other Income(1)	0.7

Total Distributions and Other Income from Investments	6.5
Expenses
Investment Management Fee	(1.4)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(1.9)
Interest Expense	(0.4)

Net Distributable Income (NDI)	$4.2

Weighted Average Shares Outstanding	10.3
NDI per Weighted Average Share Outstanding	$0.41

(1)	Other income includes $0.1 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) interest and distributions;

•	Expected liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On June 30, 2011, we declared our quarterly distribution of $0.38 per common share for the fiscal second quarter for a total of $3.9 million. This distribution amount represents an increase of $0.07 per share (22.6%) over the prior quarter’s distribution and represents an increase of $0.04-$0.05 per share over our prior distribution guidance. The distribution will be paid on July 22, 2011 to common stockholders of record on July 13, 2011.

The Company’s distribution increase was higher than the prior distribution guidance as a result of several positive developments at the Company during the quarter. First, the Company successfully invested the proceeds from the sale of IRP in public MLPs and quoted debt investments. Second, the Company’s net distributable income increased as a result of greater than expected contributions from Direct Fuels and ProPetro. The Company believes the current distribution level is sustainable based on expected results of its current portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

As of May 31, 2011, we had approximately $5.0 million in short-term investments, in the form of a repurchase agreement. Our repurchase agreement is collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.

Our senior secured revolving credit facility (the “Credit Facility”) has a $70 million commitment and a three-year term (maturing on March 30, 2013). Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $7 million limit of borrowing base contribution from any single issuer.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

As of May 31, 2011, we had $67.0 million of borrowings under our Credit Facility (at an interest rate of 2.21%), which represented 49.6% of our borrowing base of $135.2 million (52.7% of our borrowing base of $127.1 million attributable to quoted securities). As of July 14, 2011, we had $62.0 million of borrowings under our Credit Facility (at an interest rate of 2.19%), which represented 47.2% of our borrowing base of $131.3 million (50.3% of our borrowing base of $123.2 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70.0 million and our borrowing base.

We expect to pay estimated income taxes of approximately $19.0 million in August 2011, which will be funded primarily through the sale of portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

					Percent of Total
					Investments as of
		Public/	Equity/		May 31,	November 30,
Holding		Private	Debt	Sector	2011	2010

1.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	13.1%	10.4%

2.	VantaCore Partners LP	Private	Equity	Aggregates	5.7	8.2

3.	ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	5.2	1.6

4.	Energy Transfer Partners, L.P.	Public	Equity	Midstream	4.9	2.0

5.	Enterprise Products Partners L.P.	Public	Equity	Midstream	4.8	2.3

6.	ONEOK Partners, L.P.	Public	Equity	Midstream	4.3	2.2

7.	Buckeye Partners, L.P.	Public	Equity	Midstream	3.8	—

8.	Energy Transfer Equity, L.P.	Public	Equity	Midstream	3.3	—

9.	Regency Energy Partners LP	Public	Equity	Midstream	3.0	—

10.	Penn Virginia Resource Partners, L.P.	Public	Equity	Midstream	2.8	—

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 134.8%
Equity Investments(1) — 110.2%
United States — 110.2%
Public MLP, MLP Affiliates and Other Equity — 79.9%
Alliance Holdings GP, L.P.	46	$2,166
Buckeye Partners, L.P.	192	12,199
Capital Product Partners L.P.	225	2,093
Chesapeake Midstream Partners, L.P.	37	960
Copano Energy, L.L.C.	232	7,787
Crestwood Midstream Partners LP	77	2,148
DCP Midstream Partners, LP	204	8,257
El Paso Pipeline Partners, L.P.	174	5,977
Enbridge Energy Partners, L.P.	234	7,197
Energy Transfer Equity, L.P.	249	10,486
Energy Transfer Partners, L.P.	335	15,937
Enterprise Products Partners L.P.	368	15,322
Exterran Partners, L.P.	197	5,060
Global Partners LP	205	5,311
Holly Energy Partners, L.P.	11	588
Inergy, L.P.	96	3,553
Kinder Morgan Management, LLC(2)	85	5,577
MarkWest Energy Partners, L.P.	55	2,604
Martin Midstream Partners L.P.	28	1,076
Navios Maritime Partners L.P.	26	493
ONEOK Partners, L.P.	165	13,785
Penn Virginia Resource Partners, L.P.	348	8,997
Plains All American Pipeline, L.P.(3)	103	6,396
Regency Energy Partners L.P.	183	4,615
Regency Energy Partners L.P. — Unregistered(4)	208	5,064
SandRidge Mississippian Trust I(5)	92	2,479
Spectra Energy Partners, LP	32	1,025
Targa Resources Partners LP	95	3,292
TC PipeLines, LP	147	6,772
Teekay LNG Partners L.P.	56	1,986
Teekay Offshore Partners L.P.	23	671
Teekay Tankers Ltd.	78	717
Tesoro Logistics LP(5)	192	4,772
TransMontaigne Partners L.P.	60	2,071
VOC Energy Trust(5)	97	2,099
Western Gas Partners, LP	44	1,541
Williams Partners L.P.	133	7,022

		188,095

Private MLP and Other Equity(3)(4) — 30.3%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	32,500
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)	143	2,882
Direct Fuels Partners, L.P. — Class D Preferred Units(7)	324	6,723
Plains All American GP LLC	3	5,302

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Private MLP and Other Equity(3)(4) (continued)
ProPetro Services, Inc.(8)	150,097	$5,614
VantaCore Partners LP(2)	1,465	17,210
VantaCore Partners LP — Preferred Units(2)(9)	70	1,125

		71,356

Total Equity Investments (Cost $237,017)		259,451

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 24.6%
United States — 23.7%
Midstream — 8.6%
Crestwood Holdings Partners, LLC	(10)	10/1/16	$6,984	7,220
Crestwood Midstream Partners LP	7.750%	4/1/19	8,335	8,397
Genesis Energy, L.P.	7.875	12/15/18	2,120	2,125
Gibson Energy, Inc.	10.000	1/15/18	2,000	2,460

				20,202

Upstream — 7.2%
Carrizo Oil & Gas, Inc.	8.625	10/15/18	5,875	6,272
Clayton Williams Energy, Inc.	7.750	4/1/19	2,850	2,850
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	3,000	3,011
Laredo Petroleum, Inc.	9.500	2/15/19	4,500	4,804

				16,937

Other Energy — 7.9%
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	2,000	2,111
Foresight Energy LLC	9.625	8/15/17	5,000	5,475
ProPetro Services, Inc.(3)(4)	(11)	2/15/12	11,058	11,058

				18,644

Total United States (Cost $79,251)				55,783

Canada — 0.9%
Upstream — 0.9%
Southern Pacific Resources Corp. (Cost $2,050)	(12)	1/15/16	2,000	2,040

Total Debt Investments (Cost $81,301)				57,823

Total Long-Term Investments (Cost $318,318)				317,274

Short-Term Investment — 2.1%
Repurchase Agreement — 2.1%
J.P. Morgan Securities Inc. (Agreement dated 5/31/2011 to be repurchased at $5,016), collateralized by $5,040 in U.S. Treasury securities (Cost $5,016)	0.001	6/1/11		5,016

Total Investments — 136.9% (Cost $323,334)				322,290

Senior Secured Credit Facility Borrowings				(67,000)
Other Liabilities in Excess of Other Assets				(19,847)

Net Assets				$235,443

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”) and VantaCore Partners LP (“VantaCore”) and that it is an affiliate of Plains All American GP LLC, Plains All American Pipeline, L.P. and ProPetro Services, Inc. (“ProPetro”). See Note 6 — Agreements and Affiliations.

(4)	Fair valued and restricted security. See Notes 2, 3 and 9.

(5)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(7)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit. See Note 9 — Restricted Securities.

(8)	Security is non-income producing.

(9)	The Preferred Units have a liquidation preference of $17.50 per unit and were issued on February 15, 2011 and May 16, 2011 by VantaCore to holders of the Common and Preferred Units to the extent that such units did not receive full cash distributions on those dates. The shortfall in the cash distribution was paid in Preferred Units, in lieu of cash. The Preferred Units are senior to VantaCore’s Common Units. See Note 9 — Restricted Securities.

(10)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of May 31, 2011).

(11)	Floating rate first lien term loan. Effective January 28, 2011, security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of LIBOR + 1,000 basis points, with a 5% LIBOR floor (15.00% as of May 31, 2011). See Note 2 — Investment Income.

(12)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of May 31, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $207,973)	$228,464
Affiliated (Cost — $110,345)	88,810
Short-term investments (Cost — $5,016)	5,016

Total investments (Cost — $323,334)	322,290
Receivable for securities sold	306
Interest, dividends and distributions receivable	1,127
Other receivables	7,075
Debt issuance costs, prepaid expenses and other assets	921

Total Assets	331,719

LIABILITIES
Senior secured revolving credit facility	67,000
Current income tax liability	19,956
Deferred income tax liability, net	7,258
Investment management fee payable	1,388
Accrued directors’ fees and expenses	73
Accrued expenses and other liabilities	601

Total Liabilities	96,276

NET ASSETS	$235,443

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,302,464 shares issued and outstanding)	$10
Paid-in capital	198,660
Accumulated net investment loss, net of income taxes, less dividends	(14,476)
Accumulated net realized gains on investments, net of income taxes	52,671
Net unrealized losses on investments, net of income taxes	(1,422)

NET ASSETS	$235,443

NET ASSET VALUE PER SHARE	$22.85

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Six
	Months Ended	Months Ended
	May 31, 2011	May 31, 2011

INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$2,247	$3,576
Affiliated investments	1,869	3,061

Total dividends and distributions	4,116	6,637
Return of capital	(521)	(2,413)

Net dividends and distributions	3,595	4,224
Interest and other income — non-affiliated investments	1,105	2,150
Interest income — affiliated investments	558	558

Total investment income	5,258	6,932

Expenses
Investment management fees	1,388	2,639
Professional fees	155	248
Directors’ fees and expenses	77	152
Administration fees	44	87
Insurance	35	69
Custodian fees	13	24
Other expenses	162	294

Total expenses — before interest expense	1,874	3,513
Interest expense	469	906

Total expenses	2,343	4,419

Net Investment Income — Before Income Taxes	2,915	2,513
Current income tax expense	(646)	(646)
Deferred income tax expense	(397)	(249)

Net Investment Income	1,872	1,618

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	6,357	1,235
Investments — affiliated	73,909	73,909
Current income tax expense	(19,310)	(19,310)
Deferred income tax expense	(9,345)	(7,460)

Net Realized Gains	51,611	48,374

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(9,541)	39,912
Investments — affiliated	(53,470)	(70,924)
Deferred income tax benefit	22,824	11,048

Net Change in Unrealized Losses	(40,187)	(19,964)

Net Realized and Unrealized Gains	11,424	28,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,296	$30,028

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	Six Months
	Ended
	May 31, 2011		For the Year Ended
	(Unaudited)		November 30, 2010

OPERATIONS
Net investment income (loss)	$1,618		$(1,803)
Net realized gains	48,374		7,569
Net change in unrealized gains (losses)	(19,964)		47,448

Net Increase in Net Assets Resulting from Operations	30,028		53,214

DIVIDENDS AND DISTRIBUTIONS
Dividends	(6,268	)(1)	(5,154	)(2)
Distributions — return of capital	—	(1)	(7,090	)(2)

Dividends and Distributions	(6,268)		(12,244)

CAPITAL STOCK TRANSACTIONS
Issuance of 35,804 and 102,682 shares of common stock from reinvestment of dividends	642		1,532

Increase in Net Assets from Capital Stock Transactions	642		1,532

Total Increase in Net Assets	24,402		42,502

NET ASSETS
Beginning of period	211,041		168,539

End of period	$235,443		$211,041

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$30,028
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of long-term investments	(169,444)
Proceeds from sale of long-term investments	170,197
Purchase of short-term investments, net	(2,941)
Realized gains on investments	(75,144)
Return of capital distributions	2,413
Unrealized losses on investments	31,012
Current income tax expense	19,956
Deferred income tax benefit	(3,339)
Amortization of bond premium	2
Increase in receivable for securities sold	(306)
Decrease in interest, dividends and distributions receivable	70
Increase in other receivables	(7,075)
Decrease in prepaid expenses and other assets	121
Increase in investment management fee payable	238
Decrease in accrued expenses and other liabilities	(162)

Net Cash Used in Operating Activities	(4,374)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	10,000
Cash distributions to stockholders	(5,626)

Net Cash Provided by Financing Activities	4,374

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $642 for the six months ended May 31, 2011.

During the six months ended May 31, 2011, there were no state income taxes paid and interest paid was $682.

During the six months ended May 31, 2011, the Company received $2,652 of paid-in-kind dividends and distributions and $558 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six						For the Period
	Months Ended		For the Year Ended				September 21, 2006
	May 31, 2011		November 30,				through
	(Unaudited)		2010	2009	2008	2007	November 30, 2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.56		$16.58	$16.10	$23.95	$24.03	$23.32

Net investment income (loss)	0.15		(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	2.76		5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	(0.38)	—	—

Total income (loss) from investment operations	2.91		5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(0.61)		(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	(0.15)	—
Distributions — return of capital(2)	—		(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.61)		(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	(0.01)		(0.03)	—	—	—	—

Net asset value, end of period	$22.85		$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$19.34		$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	9.8%		45.8%	56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(5)
Net assets, end of period	$235,443		$211,041	$168,539	$162,687	$240,758	$240,349

Ratio of expenses to average net assets:
Management fees	2.3%		2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.7		1.0	1.3	1.1	0.9	1.3

Subtotal	3.0		3.1	3.3	1.5	4.0	3.7
Interest expense	0.8		0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.8		4.0	4.1	3.5	4.6	3.2
Tax expense	14.5		16.3	6.9	— (7)	0.8	—

Total expenses(6)	18.3%		20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	1.4%		(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	13.0	%(8)	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	57.0	%(8)	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$230,279		$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,281,277		10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$57,330		$54,956	$53,422	$75,563	$32,584	—
Average amount of borrowings outstanding per share of common stock during the period	$5.58		$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented for the six months ended May 31, 2011 is an estimate of the characterization of the distributions paid based on the Company’s operating results during the period. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (long term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(7)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	Not annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company’s portfolio includes securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in good faith by the Board of Directors of the Company under a valuation policy and a consistently applied valuation process. Unless otherwise determined by the Board of Directors, the following valuation process, approved by the Board of Directors, is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA”) responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Board of Directors) on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors.

•	Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors which consist of certain limited procedures that the Company identified and requested them to perform. For the six months ended May 31, 2011, the independent valuation firm performed limited procedures on investments in five portfolio companies, comprising approximately 27.1% of the total investments as of May 31, 2011. The independent valuation firm also performed certain limited procedures on the Company’s $7,075 receivable (as of May 31, 2011) associated with the sale of its investment in International Resource Partners LP (“IRP”). Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The Board of Directors considers the valuations provided by KAFA and the Valuation Committee and ratifies valuations for the applicable securities at each quarterly board meeting. The Board of Directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. The Company also utilizes comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,040) and its post-closing purchase price adjustment ($2,035).

At May 31, 2011, the Company held 40.2% of its net assets applicable to common stockholders (28.5% of total assets) in securities and other receivables that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities ($87,478) and other receivables ($7,075) at May 31, 2011 was $94,553. See Note 9 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.  The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Distributions received from the Company’s investments in public and private master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from MLPs and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated return of capital for distributions received from its public and private MLPs, both as a percentage of total distributions and in thousands of dollars. The return of capital

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains during the period.

	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Return of capital portion of dividends and distributions received	13%	36%
Return of capital — attributable to Net Realized Gains	$305	$491
Return of capital — attributable to Net Change in Unrealized Gains	216	1,922

Total return of capital	$521	$2,413

For the three and six months ended May 31, 2011, the Company estimated the return of capital portion of distributions received to be $1,946 (47%) and $3,838 (58%), respectively. These amounts were decreased by $1,425 attributable to tax reporting information related to the Company’s investment in IRP received in the second quarter of 2011. During fiscal 2010, the Company estimated the return of capital portion of the cash distributions received from IRP to be $1,425; however, during the second quarter the Company reduced this amount to zero in accordance with the tax reporting information received. As a result, the return of capital percentage for the three and six months ended May 31, 2011 was 13% and 36%, respectively.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the quarter, the Company began accruing paid-in-kind interest on its first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructuring that was completed on January 28, 2011, and substantially improved operating results, the Company now expects to be repaid the full face value plus accrued interest when the notes mature in February 2012. During the three and six months ended May 31, 2011, the Company recognized $558 of paid-in-kind interest that increased the outstanding principal of the Company’s investment in the ProPetro debt investment.

The Company receives or has received paid-in-kind dividends in the form of additional units from its investments in Direct Fuels Partners, L.P., VantaCore Partners LP, Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

received but are recorded as unrealized gains upon receipt. During the three and six months ended May 31, 2011, the Company received the following paid-in-kind dividends.

	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Direct Fuels Partners, L.P.	$—	$1,395
VantaCore Partners LP	543	1,107
Enbridge Energy Management, L.L.C.	1	67
Kinder Morgan Management, LLC	73	83

Total stock dividends	$617	$2,652

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

K. Income Taxes  — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2011, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2011, and the Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$259,451	$183,031	$—	$76,420
Debt investments	57,823	—	46,765	11,058
Short-term investments	5,016	—	5,016	—
Other receivables(1)	7,075	—	—	7,075

Total assets at fair value	$329,365	$183,031	$51,781	$94,553

(1)	On April 18, 2011, the Company completed its sale of IRP. A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,040) and its post-closing purchase price adjustment ($2,035).

The Company did not have any liabilities that were measured at fair value on a recurring basis at May 31, 2011. For the three and six months ended May 31, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In January 2010, the FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Company’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2011.

	Three Months Ended May 31, 2011
	Total	Debt	Equity

Balance — February 28, 2011	$161,577	$7,000	$154,577
Sale(1)	(102,045)	—	(102,045)
Realized gains	73,909	—	73,909
Unrealized gains (losses), net(2)	(51,556)	4,058	(55,614)
Purchases	5,050	—	5,050
Issuances	543	—	543
Settlements(3)	7,075	—	7,075

Balance — May 31, 2011	$94,553	$11,058	$83,495

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

	Six Months Ended May 31, 2011
	Total	Debt	Equity

Balance — November 30, 2010	$143,811	$4,500	$139,311
Sale(1)	(102,045)	—	(102,045)
Realized gains	73,909	—	73,909
Unrealized gains (losses), net(2)	(40,749)	6,558	(47,307)
Purchases	10,050	—	10,050
Issuances	2,502	—	2,502
Settlements(3)	7,075	—	7,075

Balance — May 31, 2011	$94,553	$11,058	$83,495

(1)	Relates to the sale of the Company’s investment in IRP.

(2)	Of the $51,556 and $40,749 of net unrealized losses presented above, $66,364 and $59,614 of unrealized loss, respectively, result from the reversal of the unrealized gain attributable to IRP that was realized upon the sale of the Company’s investment during the fiscal second quarter 2011. The remaining unrealized gains of $14,808 and $18,865 relate to investments that are still held at May 31, 2011, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

(3)	Relates to the receivable that the Company expects to receive in connection with the sale of IRP for the fair value of its portion of the escrow ($5,040) and its post-closing purchase price adjustment ($2,035).

The purchases of $5,050 and $10,050 for the three and six months ended May 31, 2011 relate to the Company’s private investment in public equity (“PIPE”) investment in Regency Energy Partners L.P. and the Company’s investment in Plains All American GP LLC. The issuances of $543 and $2,502 for the three and six months ended May 31, 2011 relate to the issuance of Class D Preferred Units of Direct Fuels and the issuance of Preferred Units of VantaCore.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any. At May 31, 2011, primarily as a result of the sale of its investment in IRP, the Company has incurred a current income tax liability. In August 2011, the Company expects to pay income taxes of approximately $19 million, which is less than the current tax liability at May 31, 2011 due to estimated taxable losses that are projected for the remainder of fiscal 2011. Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of
May 31, 2011

Current tax liability	$(19,956)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of
May 31, 2011

Deferred tax asset:
Organizational costs	$16
Deferred tax liabilities:
Net unrealized gains on investment securities	(4,741)
Basis reductions resulting from estimated return of capital	(2,533)

Total net deferred tax liability	$(7,258)

At May 31, 2011, as a result of the Company’s sale of IRP, the Company expects to utilize all of its estimated federal and state net operating loss carryforwards of $19,877 and $17,864, respectively (amounts as of November 30, 2010).

At May 31, 2011, the Company also expects to utilize all of its capital loss carryforward of $3,315 (amount as of November 30, 2010).

As of May 31, 2011, the identified cost of investments for federal income tax purposes was $307,633. The cost basis of investments includes a $15,701 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at May 31, 2011. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of
May 31, 2011

Gross unrealized appreciation of investments	$50,315
Gross unrealized depreciation of investments	(35,658)

Net unrealized appreciation of investments	$14,657

For the three and six months ended May 31, 2011, the Company’s effective tax rate was 35.6%. Components of the Company’s income tax benefit (expense) were as follows:

	For the	For the
	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Current income tax expense — net investment income	$(646)	$(646)
Deferred income tax expense — net investment income	(397)	(249)
Current income tax expense — realized gains	(19,310)	(19,310)
Deferred income tax expense — realized gains	(9,345)	(7,460)
Deferred income tax benefit — unrealized losses	22,824	11,048

Income tax expense	$(6,874)	$(16,617)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2011, as follows:

	For the	For the
	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Computed expected federal income tax expense	$(7,059)	$(16,326)
State income tax, net of federal tax expense	(29)	(505)
Other, net	214	214

Total income tax expense	$(6,874)	$(16,617)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a management fee and reimbursement of certain expenses.

Investment Management Fee.  The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three and six months ended May 31, 2011 were $1,388 and $2,639.

Following stockholder approval on June 30, 2010, the Company withdrew its election to be treated as a BDC under the 1940 Act on July 7, 2010. In conjunction with this withdrawal, the Company amended its investment management agreement and is no longer subject to the incentive fee provisions of the prior agreement.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Affiliated Investments.

Direct Fuels Partners, L.P. — At May 31, 2011, the Company held a 39.9% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Company believes that it is an affiliate of Plains GP and Plains All American, L.P. under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At May 31, 2011, the Company held 19.1% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At May 31, 2011, the Company held a 30.5% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes that it may be an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

As of May 31, 2011, the Company held no derivative instruments, and during the three and six months ended May 31, 2011, the Company did not have any activity involving derivative instruments.

8.	Investment Transactions

For the six months ended May 31, 2011, the Company purchased and sold securities in the amount of $169,444 and $170,197 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At May 31, 2011, the Company held the following restricted investments:

				Number of
				Units, or				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	per Unit	Assets	Assets

Level 3 Investments(1)
Direct Fuels Partners, L.P.(2)	Class A Common Units	6/11/07	(3)	2,500	$41,359	$32,500	$13.00	13.8%	9.8%
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(4)	5/14/09	(3)	96	1,952	1,919	19.90	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(4)	8/25/09	(3)	27	538	540	20.10	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(4)	11/20/09	(3)	20	408	423	20.80	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(5)	(3)	324	5	6,723	20.75	2.9	2.0
Plains All American GP LLC	Common Units	12/23/10,	(3)	3	4,956	5,302	1,522	2.3	1.6
		12/31/10
ProPetro Services, Inc.	Common Shares	2/15/07	(3)	150,097	12	5,614	0.04	2.4	1.7
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$11,058	36,346	11,058	n/a	4.7	3.4
Regency Energy Partners L.P.	Common Units	5/2/11	(6)	208	4,917	5,064	24.31	2.1	1.5
VantaCore Partners LP(7)	Class A Common Units	5/21/07,	(3)	1,465	21,486	17,210	11.75	7.3	5.2
		8/04/08
VantaCore Partners LP	Preferred Units	(8)	(3)	70	—	1,125	16.00	0.5	0.3

Total					$111,979	$87,478		37.2%	26.4%

Level 2 Investments(9)
Calumet Specialty Products Partners, L.P.	Senior Notes	4/15/11	(6)	$2,000	$2,000	$2,111	n/a	0.9%	0.6%
Clayton Williams Energy, Inc.	Senior Notes	3/11/11,	(6)	$2,850	2,847	2,850	n/a	1.2	0.9
		4/26/11
Crestwood Holdings Partners, LLC	Secured Term Loan	(10)	(3)	$6,984	6,885	7,220	n/a	3.1	2.2
Crestwood Midstream Partners LP	Senior Notes	3/25/11,	(6)	$8,335	8,353	8,397	n/a	3.5	2.5
		4/27/11
Eagle Rock Energy Partners, L.P.	Senior Notes	5/24/11	(6)	$3,000	2,978	3,011	n/a	1.3	0.9
Foresight Energy LLC	Senior Notes	8/6/10	(3)	$5,000	4,970	5,475	n/a	2.3	1.6
Genesis Energy, L.P.	Senior Notes	11/12/10	(6)	$2,120	2,120	2,125	n/a	0.9	0.6
Laredo Petroleum, Inc.	Senior Notes	1/12/11,	(3)	$4,500	4,597	4,804	n/a	2.0	1.5
		4/26/11
Southern Pacific Resources Corp.	Secured Term Loan	5/5/11	(3)	$2,000	2,050	2,040	n/a	0.9	0.6

Total					$36,800	$38,033		16.1%	11.4%

Total of all restricted securities					$148,779	$125,511		53.3%	37.8%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security of a private company.

(4)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(5)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. During the three months ended February 28, 2011, the Company received Class D Preferred Units on February 15 in lieu of cash distributions.

(6)	Unregistered security of a public company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(7)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(8)	The VantaCore Preferred Units are senior to the VantaCore Common Units. The Preferred Units have a liquidation preference of $17.50 per unit and were issued on February 15, 2011 and May 16, 2011 by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions on those dates. The shortfall in the cash distribution was paid in preferred units, in lieu of cash.

(9)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(10)	These securities were acquired at various dates throughout the six months ended May 31, 2011 and in prior years.

10.	Senior Secured Revolving Credit Facility

On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of May 31, 2011, the Company had $67,000 borrowed under its Credit Facility (at an interest rate of 2.21%), which represented 49.6% and 52.7% of its borrowing base and quoted borrowing base of $135,152 and $127,092, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.

As of May 31, 2011, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the six months ended May 31, 2011 were as follows:

Shares outstanding at November 30, 2010	10,266,660
Shares issued through reinvestment of dividends and distributions	35,804

Shares outstanding at May 31, 2011	10,302,464

12.	Subsequent Event

On June 30, 2011, the Company declared its quarterly distribution of $0.38 per common share for the fiscal second quarter for a total of $3,915. The distribution is payable on July 22, 2011 to stockholders of record on July 13, 2011.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KED share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KED

What we do

How does KED protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KED does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KED does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006
Amended: July 9, 2007
Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (888) 533-1232;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by August 31, 2011, upon request, by calling (888) 533-1232, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company intends to file a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company will also make its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 30, 2011, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 16, 2011 (the “Record Date”), the Company had 10,302,464 outstanding shares of common stock, each of which was entitled to cast one vote. Represented in person or by proxy at this Meeting were a total of 8,879,058 shares of common stock, constituting a quorum.

(i)	The election of William R. Cordes and Barry R. Pearl as Class II directors, each to serve for a term of three years until the Company’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of each of Mr. Cordes and Mr. Pearl as a Class II Director requires the affirmative vote of the holders of a majority of shares of the Company’s common stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has elected a nominee, each common share is entitled to one vote.

a.	In the election of Mr. Cordes, 8,709,954 shares were cast in favor, and 169,104 withheld authority.

b.	In the election of Mr. Pearl, 8,707,962 shares were cast in favor, and 171,096 shares withheld authority.

As a result of the vote on this matter, William R. Cordes and Barry R. Pearl were each elected to serve as directors of the Company for a 3-year term.

Kevin S. McCarthy and William L. Thacker continued as directors, and their terms expire on the date of the 2012 annual meeting of stockholders. Albert L. Richey and Robert V. Sinnott continued as directors, and their terms expire on the date of the 2013 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2011.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this proposal, 8,705,117 shares of common stock voted in favor, 136,871 shares of common stock voted against, 37,070 shares of common stock abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, effective for a period expiring on the date of the Company’s 2012 annual meeting of stockholders.

The approval of this proposal requires both of the following:

a.	The affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, which may not reflect the underlying beneficial owners. With respect to this requirement, 9 holders of common stock voted in favor, no holders of common stock voted against, 1 holder of common stock abstained, and there were no broker non-votes out of 10 total common stock holders.

b.	The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this requirement, 3,684,879 shares were cast in favor, 303,705 shares were cast against, 61,850 shares abstained, and there were 4,828,624 broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
Date: July 22, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 22, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 22, 2011	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.